                                                                EXHIBIT 10.10(a)


                                                                       EXECUTION
                                                                            COPY


                                AMENDMENT NO. 1
                              TO SUPPLY AGREEMENT


         THIS AMENDMENT (hereinafter, the "Amendment") effective as of November 1, 1996, amends the Supply Agreement, by and between Pharmacyclics, Inc. ("PCYC") and Burroughs Wellcome Co. ("BW") dated as March 1, 1995 (hereinafter, the "Original Agreement").


                         W  I  T  N  E  S  S  E  T  H:


         WHEREAS, pursuant to the Original Agreement, PCYC agreed to purchase from BW, and BW agreed to manufacture and supply to PCYC, the pharmaceutical product known as GADOLITE(R) Oral Suspension (gadolinium aluminosilicate);

         WHEREAS, pursuant to a statutory merger of BW with Glaxo Wellcome Inc. effective as of October 31, 1995, Glaxo Wellcome Inc. ("GW") became the legal successor-in-interest to all the assets, liabilities, rights and obligations of BW;

         WHEREAS, each of PCYC and GW desire to amend the Original Agreement, pursuant to the terms of Section 20.11 of the Original Agreement, as more particularly set forth herein.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises and covenants set forth herein, PCYC and GW hereby agree as follows:


SECTION 1 - DEFINITIONS AND REFERENCES

         1.1 Unless otherwise specifically defined herein, each term used herein which is defined in the Original Agreement shall have the meaning assigned to such term in the Original Agreement.

* INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24b-2.





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         1.2  The parties acknowledge and agree that GW is the legal successor-in-interest to all the rights and obligations of BW contained in the Original Agreement, and that therefore each and every reference to BW in the Original Agreement shall instead be deemed to be to GW.

SECTION 2 - ANNUAL MINIMUM QUANTITIES

         The parties hereby agree that chart with respect to the Minimum Units and Maximum Units which appears in Section 2.1(a) of the Original Agreement is hereby [deleted] in its entirety and the following is hereby substituted in lieu thereof:

         Contract Year            Minimum Units             Maximum Units
         -------------            -------------             -------------
         First                          *                          *
         Second                         *                          *
         Third                          *                          *
         Fourth                         *                          *
         Fifth                          *                          *

* INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24b-2.

SECTION 3 - COORDINATORS

         GW hereby appoints Ms. Carol Lunney, Contract Manufacturing, as GW's Coordinator (as such term is defined in Article 3 of the Original Agreement). PCYC hereby appoints Jim Eldridge, Senior Director, QA & QC, as PCYC's Coordinator (as such term is defined in Article 3 of the Original Agreement).

SECTION 4 - METHOD OF PAYMENT

         The parties hereby agree that Section 8.4 of the Original Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

         "8.4 Method of Payment. All payments due hereunder to GW shall be sent to GW at the times set forth herein by wire transfer of funds via the Federal Reserve Wire Transfer System to Wachovia Bank & Trust Company, Winston-Salem, North Carolina, for the account of Glaxo Wellcome Inc., Five Moore Drive, Research Triangle Park, North Carolina 27709, ABA Number: 053100494, Account Number: 6355047810, or such other financial institution as GW may designate to Pharmacyclics in writing from time to time in accordance with Section 20.9 hereof.
         Pharmacyclics shall notify the following person prior to the value date of each wire transfer, or such other person as GW may designate to Pharmacyclics from time to time in accordance with Section 20.9 hereof:





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                          Ms. Carol Lunney
                          Contract Manufacturing
                          Glaxo Wellcome Inc.
                          Five Moore Drive
                          Research Triangle Park
                          North Carolina  27709
                                  Tel:     (919) 707-2747
                                  Fax:     (919) 707-7046



SECTION 5 - NOTICES

         The parties hereby agree that the address for Wellcome which appears in Section 20.9 of the Original Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

         "If to GW:                        Glaxo Wellcome Inc.
                                           Intersection of US 12/NC 11 and US 264
                                           Greenville, North Carolina  27834

                                           Attn:   Ms. Carol Lunney
                                                   Contract Manufacturing
                                                   Tel:     (919) 707-2747
                                                   Fax:     (919) 707-7046


         With a required copy to:          Glaxo Wellcome Inc.
                                           Five Moore Drive
                                           Research Triangle Park
                                           North Carolina  27709

                                           Attn:   General Counsel"


SECTION 6 - SPECIFICATIONS

         Attached hereto as Exhibit 4 is a copy of the Product Specifications (as such term is defined in Section 1.25 of the Original Agreement) which as of the date hereof, will supersede all other drafts and copies of the Product Specifications.





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SECTION 7 - GENERAL PROVISIONS

         Except as specifically set forth herein, each and every provision of the Original Agreement shall remain in full force and effect in accordance with its terms.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized representatives as of the day and year first above written.



                                   PHARMACYCLICS, INC.



                                   By:   /s/ MARC L. STEUER
                                         -----------------------
                                         Name:    Marc L. Steuer
                                         Title:   VP/CFO




                                   GLAXO WELLCOME INC.



                                   By:   /s/ Kenneth A. Palumbo
                                         ----------------------
                                             Kenneth A. Palumbo
                                             Vice President -
                                             Logistics & Planning






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                                   EXHIBIT 4


                       Product Specifications attached as
                        Exhibit 4 to Original Agreement



                                      ***

                  *Indicates that material has been omitted and
                   confidential treatment has been requested therefor. All such omitted material has been filed separately with the Commission pursuant to Rule 24b-2.